SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 15, 1998
                                                 -----------------

                       BIOJECT MEDICAL TECHNOLOGIES INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     Oregon
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



          0-15360                              93-1099680
   ------------------------         ------------------------------
  (Commission File Number)         (IRS Employer Identification No.)


      7620 SW Bridgeport Road
         Portland, Oregon                          97224
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(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code  (503) 639-7221
                                                    --------------


                                 N/A
   -------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)

The following exhibits are filed as part of this document:

Item 7.  Exhibits


10.40.1 Amendment to License Agreement between Elan Corporation, plc and Bioject JV Subsidiary Inc. dated October 15, 1997 incorporated by reference to the same exhibit number of the Company's Form 8-K filed on November 3, 1997.


10.41.1 Amendment to Securities Purchase Agreement between Elan International Services, Ltd. and Bioject Medical Technologies Inc. dated October 15, 1997 incorporated by reference to the same exhibit number of the Company's Form 8-K filed on November 3, 1997.


10.45.1 Amendment to Newco Subscription and Stockholders Agreement between Elan International Services, Ltd., Bioject Medical Technologies Inc. and Bioject JV Subsidiary Inc. dated October 15, 1997 incorporated by reference to the same exhibit number of the Company's Form 8-K filed on November 3, 1997.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BIOJECT MEDICAL TECHNOLOGIES INC.



Date:   January 22, 1998          By /s/ Peggy J. Miller
                                   ----------------------------------
                                    Peggy J. Miller
                                    Vice President, Chief Financial
                                    Officer, Secretary/Treasurer

                                                     Exhibit 10.40.1
                    AMENDMENT TO LICENSE AGREEMENT

    This Agreement (this "Agreement") is made as of January 15, 1998 by BIOJECT JV SUBSIDIARY INC., an Oregon corporation ("JV Sub"), and ELAN CORPORATION, plc, an Irish company ("Elan"), and amends that certain License Agreement dated October 15, 1997 between JV Sub and Elan (the "License Agreement").


RECITALS

    A. JV Sub, Elan, Bioject Medical Technologies Inc., JV Sub's parent corporation ("Bioject"), and Elan International Services, Ltd, a subsidiary of Elan ("EIS"), entered into the License Agreement and related documents for the creation and funding of a joint venture to develop, manufacture and market products relating to Elan's glucose monitoring technology.

    B. The License Agreement and related documents anticipate that Bioject will seek shareholder approval on or before February 1, 1998 to allow Bioject to exchange a promissory note in favor of EIS for Bioject's Series A and B Convertible Preferred Stock and to allow the issuance of one or more additional series of convertible preferred stock to provide additional funding for JV Sub. Due to certain unanticipated events, Bioject may be unable to hold a Special Meeting of Shareholders on or before February 1, 1998.

    C.	    Elan and JV Sub wish to amend the terms of the License
Agreement to modify the shareholder approval deadline and certain other terms related to the deadline of February 1, 1998.


                              AGREEMENT

    NOW, THEREFORE, JV Sub and Elan hereby agree as follows:

    1.	    The phrase "February 1, 1998" contained in Section 9.1
("Grant of Rights to Elan") of the License Agreement shall be amended to read "March 15, 1998".

    2. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    IN WITNESS WHEREOF, JV Sub and Elan have executed this Agreement as of the date set forth above.


                                      BIOJECT JV SUBSIDIARY INC.


                                      /s/ James C. O'Shea
                                      ---------------------------
                                      Name: James C. O'Shea
                                      Title: President


                                      ELAN CORPORATION, plc


                                      /s/ Liam Daniel
                                      ---------------------------
                                      Name: Liam Daniel
                                      Title: Group Vice President,
                                             Finance

                                                     Exhibit 10.41.1

                             AMENDMENT TO
                     SECURITIES PURCHASE AGREEMENT

    This Agreement (this "Agreement") is made as of January 15, 1998 by BIOJECT MEDICAL TECHNOLOGIES INC., an Oregon corporation ("Bioject"), and ELAN INTERNATIONAL SERVICES, LTD., a Bermuda corporation ("EIS"), and amends that certain Securities Purchase Agreement dated October 15, 1997 between Bioject and EIS (the "Securities Purchase Agreement").

RECITALS

    A. Bioject, EIS, Elan Corporation, plc, EIS's parent corporation ("Elan"), and Bioject JV Subsidiary Inc., a majority owned subsidiary of Bioject ("JV Sub"), entered into the Securities Purchase Agreement and related documents for the creation and funding of a joint venture to develop, manufacture and market products relating to Elan's glucose monitoring technology.

    B. The Securities Purchase Agreement and related documents anticipate that Bioject will seek shareholder approval on or before February 1, 1998 to allow Bioject to exchange a promissory note in favor of EIS for Bioject's Series A and B Convertible Preferred Stock and to allow the issuance of one or more additional series of convertible preferred stock to provide additional funding for JV Sub. Due to certain unanticipated events, Bioject may be unable to hold a Special Meeting of Shareholders on or before February 1, 1998.

    C. Bioject and EIS wish to amend the terms of the Securities Purchase Agreement to modify the shareholder approval deadline and certain other terms related to the deadline of February 1, 1998.

                              AGREEMENT

    NOW, THEREFORE, Bioject and EIS hereby agree as follows:

    1. The phrase "February 1, 1998" contained in Sections 1(d) ("Additional Closings") and 4(e) ("Stockholder Approval") of the
Securities Purchase Agreement shall be amended to read "March 15, 1998".

    2. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

    IN WITNESS WHEREOF, Bioject and EIS have executed this Agreement as of the date set forth above.

                                      BIOJECT MEDICAL TECHNOLOGIES INC.


                                      /s/ James C. O'Shea
                                      ---------------------------------
                                      Name: James C. O'Shea
                                      Title: Chairman and CEO

                                      ELAN INTERNATIONAL SERVICES, LTD.



                                      /s/ Kevin Insley
                                      ---------------------------------
                                      Name: Kevin Insley
                                      Title: President

                                                     Exhibit 10.45.1

                             AMENDMENT TO
             NEWCO SUBSCRIPTION AND STOCKHOLDERS AGREEMENT

    This Agreement (this "Agreement") is made as of January 15, 1998 by BIOJECT MEDICAL TECHNOLOGIES INC., an Oregon corporation ("Bioject"), BIOJECT JV SUBSIDIARY INC., an Oregon corporation ("Newco"), and ELAN INTERNATIONAL SERVICES, LTD., a Bermuda corporation ("EIS"), and amends that certain Newco Subscription and Stockholders Agreement dated October 15, 1997 between Bioject, Newco and EIS (the "Newco Agreement").

RECITALS

    A    Bioject, EIS, Elan Corporation, plc, EIS's parent corporation
("Elan"), and Newco entered into the Newco Agreement and related documents for the creation and funding of a joint venture to develop, manufacture and market products relating to Elan's glucose monitoring technology.

    B. The Newco Agreement and related documents anticipate that Bioject will seek shareholder approval on or before February 1, 1998 to allow Bioject to exchange a promissory note in favor of EIS for Bioject's Series A and B Convertible Preferred Stock and to allow the issuance of one or more additional series of convertible preferred stock to provide additional funding for Newco. Due to certain unanticipated events, Bioject may be unable to hold a Special Meeting of Shareholders on or before February 1, 1998.

    C. Bioject, Newco and EIS wish to amend the terms of the Newco Agreement to modify the shareholder approval deadline and certain other terms related to the deadline of February 1, 1998.


                            AGREEMENT

    NOW, THEREFORE, Bioject, Newco and EIS hereby agree as follows:

    1. The phrase "February 1, 1998" contained in Sections 1.4(a) and (b) ("Additional Funding") of the Newco Agreement shall be amended to read "March 15, 1998".

    2. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

    IN WITNESS WHEREOF, Bioject, Newco and EIS have executed this
Agreement as of the date set forth above.



                                      BIOJECT MEDICAL TECHNOLOGIES INC.


                                      /s/ James C. O'Shea
                                      ---------------------------------
                                      Name: James C. O'Shea
                                      Title: Chairman and CEO


                                      BIOJECT JV SUBSIDIARY INC.


                                      /s/ James C. O'Shea
                                      ---------------------------------
                                      Name: James C. O'Shea
                                      Title: President


                                      ELAN INTERNATIONAL SERVICES, LTD.


                                      /s/ Kevin Insley
                                      ---------------------------------
                                      Name:  Kevin Insley
                                      Title: President